                                                                      EXHIBIT 21


                  |X| W. R. GRACE & CO., A DELAWARE CORPORATION
                                U.S. SUBSIDIARIES
                                                                      12/31/2002


|X|  Chapter 11 Filing - April 2, 2001

----- --------------------------------------- -------------------------
                                                       STATE OF
                 SUBSIDIARY NAME                    INCORPORATION
----- --------------------------------------- -------------------------
|X|   A-1 Bit & Tool Co., Inc.                           DE
----- --------------------------------------- -------------------------
      Advanced Refining Technologies
           Management, Inc.                              DE
----- --------------------------------------- -------------------------
      Advanced Refining Technologies                     DE
           LLC
----- --------------------------------------- -------------------------
|X|   Alewife Boston Ltd.                                MA
----- --------------------------------------- -------------------------
|X|   Alewife Land Corporation                           MA
----- --------------------------------------- -------------------------
|X|   Amicon, Inc.                                       DE
----- --------------------------------------- -------------------------
      AP Chem Incorporated                               MD
----- --------------------------------------- -------------------------
|X|   CB Biomedical, Inc.                                DE
----- --------------------------------------- -------------------------
|X|   CCHP, Inc.                                         DE
----- --------------------------------------- -------------------------
|X|   Coalgrace, Inc.                                    DE
----- --------------------------------------- -------------------------
|X|   Coalgrace II, Inc.                                 DE
----- --------------------------------------- -------------------------
      Construction Products Dubai, Inc.                  DE
----- --------------------------------------- -------------------------
|X|   Creative Food 'N Fun Company                       DE
----- --------------------------------------- -------------------------
|X|   Darex Puerto Rico, Inc.                            DE
----- --------------------------------------- -------------------------
|X|   Del Taco Restaurants, Inc.                         DE
----- --------------------------------------- -------------------------
|X|   Dewey and Almy, LLC                                DE
----- --------------------------------------- -------------------------
|X|   Ecarg, Inc.                                        NJ
----- --------------------------------------- -------------------------
|X|   Five Alewife Boston Ltd.                           MA
----- --------------------------------------- -------------------------
|X|   G C Limited Partners I, Inc.                       DE
----- --------------------------------------- -------------------------
|X|   G C Management, Inc.                               DE
----- --------------------------------------- -------------------------
|X|   GEC Management Corporation                         DE
----- --------------------------------------- -------------------------
|X|   GN Holdings, Inc.                                  DE
----- --------------------------------------- -------------------------
|X|   GPC Thomasville Corp.                              DE
----- --------------------------------------- -------------------------
|X|   Gloucester New Communities                         NJ
           Company, Inc.
----- --------------------------------------- -------------------------
|X|   Grace A-B Inc.                                     DE
----- --------------------------------------- -------------------------
|X|   Grace A-B II Inc.                                  DE
----- --------------------------------------- -------------------------
      Grace Asia Pacific, Inc.                           DE
----- --------------------------------------- -------------------------
      Grace Chemicals, Inc.                              DE
----- --------------------------------------- -------------------------
|X|   Grace Chemical Company of                          IL
           Cuba
----- --------------------------------------- -------------------------
      Grace Collections, Inc.                            DE
----- --------------------------------------- -------------------------
|X|   Grace Culinary Systems, Inc.                       MD
----- --------------------------------------- -------------------------
|X|   Grace Drilling Company                             DE
----- --------------------------------------- -------------------------
|X|   Grace Energy Corporation                           DE
----- --------------------------------------- -------------------------
|X|   Grace Environmental, Inc.                          DE
----- --------------------------------------- -------------------------
|X|   Grace Europe, Inc.                                 DE
----- --------------------------------------- -------------------------

                                                                      EXHIBIT 21

----- --------------------------------------- -------------------------
                                                       STATE OF
                 SUBSIDIARY NAME                    INCORPORATION
----- --------------------------------------- -------------------------
      Grace Germany Holdings, Inc.                       DE
----- --------------------------------------- -------------------------
|X|   Grace H-G Inc.                                     DE
----- --------------------------------------- -------------------------
|X|   Grace H-G II Inc.                                  DE
----- --------------------------------------- -------------------------
|X|   Grace Hotel Services Corporation                   DE
----- --------------------------------------- -------------------------
|X|   Grace International Holdings, Inc.                 DE
----- --------------------------------------- -------------------------
      Grace Management Services, Inc.                    DE
----- --------------------------------------- -------------------------
|X|   Grace Offshore Company                             LA
----- --------------------------------------- -------------------------
|X|   Grace PAR Corporation                              DE
----- --------------------------------------- -------------------------
|X|   Grace Petroleum Libya                              DE
           Incorporated
----- --------------------------------------- -------------------------
      Grace Receivables Purchasing,                      DE
           Inc.
----- --------------------------------------- -------------------------
|X|   Grace Tarpon Investors, Inc.                       DE
----- --------------------------------------- -------------------------
|X|   Grace Ventures Corp.                               DE
----- --------------------------------------- -------------------------
|X|   Grace Washington, Inc.                             DE
----- --------------------------------------- -------------------------
|X|   W. R. Grace Capital Corporation                    NY
----- --------------------------------------- -------------------------
|X|   W. R. Grace & Co.-Conn.                            CT
----- --------------------------------------- -------------------------
|X|   W. R. Grace Land Corporation                       NY
----- --------------------------------------- -------------------------
|X|   Gracoal, Inc.                                      DE
----- --------------------------------------- -------------------------
|X|   Gracoal II, Inc.                                   DE
----- --------------------------------------- -------------------------
|X|   Guanica-Caribe Land                                DE
           Development Corporation
----- --------------------------------------- -------------------------
|X|   Hanover Square Corporation                         DE
----- --------------------------------------- -------------------------
|X|   Homco International, Inc.                          DE
----- --------------------------------------- -------------------------
      Ichiban Chemical Co., Inc.                         DE
----- --------------------------------------- -------------------------
|X|   Kootenai Development Company                       MT
----- --------------------------------------- -------------------------
|X|   L B Realty, Inc.                                   DE
----- --------------------------------------- -------------------------
|X|   Litigation Management, Inc.                        DE
----- --------------------------------------- -------------------------
|X|   Monolith Enterprises, Incorporated                 DC
----- --------------------------------------- -------------------------
|X|   Monroe Street, Inc.                                DE
----- --------------------------------------- -------------------------
|X|   MRA Holdings Corp.                                 DE
----- --------------------------------------- -------------------------
|X|   MRA Intermedco, Inc.                               DE
----- --------------------------------------- -------------------------
|X|   MRA Staffing Systems, Inc.                         DE
----- --------------------------------------- -------------------------
|X|   Remedium Group, Inc.                               DE
----- --------------------------------------- -------------------------
      Separations Group, The                             CA
----- --------------------------------------- -------------------------
|X|   Southern Oil, Resin & Fiberglass,                  FL
           Inc.
----- --------------------------------------- -------------------------
|X|   Water Street Corporation                           DE
----- --------------------------------------- -------------------------

                                                                      EXHIBIT 21

                              NON-U.S. SUBSIDIARIES


-----------------------------------------------------------------
COUNTRY/
SUBSIDIARY NAME
-----------------------------------------------------------------
ARGENTINA
-----------------------------------------------------------------
W. R. Grace Argentina S.A.
-----------------------------------------------------------------
WRG Argentina, S.A.
-----------------------------------------------------------------
AUSTRALIA
-----------------------------------------------------------------
Grace Australia Pty. Ltd.
-----------------------------------------------------------------
BELGIUM
-----------------------------------------------------------------
Grace N.V.
-----------------------------------------------------------------
Grace Silica N.V.
-----------------------------------------------------------------
BRAZIL
-----------------------------------------------------------------
Grace Brasil Ltda.
-----------------------------------------------------------------
Grace Davison Ltda.
-----------------------------------------------------------------
PEADCO-Engenharia, Comercio Industria Ltda.
-----------------------------------------------------------------
CANADA
-----------------------------------------------------------------
GEC Divestment Corporation Ltd.
-----------------------------------------------------------------
Grace Canada, Inc.
-----------------------------------------------------------------
W. R. Grace Finance (NRO) Ltd.
-----------------------------------------------------------------
CHILE
-----------------------------------------------------------------
Grace Quimica Compania Limitada
-----------------------------------------------------------------
CHINA - PEOPLE'S REPUBLIC OF
-----------------------------------------------------------------
Grace China Ltd.
-----------------------------------------------------------------
COLOMBIA
-----------------------------------------------------------------
Grace Colombia S.A.
-----------------------------------------------------------------
W. R. G.  Colombia S.A.
-----------------------------------------------------------------
CUBA
-----------------------------------------------------------------
Envases Industriales y Comerciales, S.A.
-----------------------------------------------------------------
Papelera Camagueyana, S.A.
-----------------------------------------------------------------
DENMARK
-----------------------------------------------------------------
Grace A/S
-----------------------------------------------------------------
FRANCE
-----------------------------------------------------------------
Etablissements Pieri S.A.
-----------------------------------------------------------------
Societe Civile Beau-Beton
-----------------------------------------------------------------
W. R. Grace S.A.
-----------------------------------------------------------------
GERMANY
-----------------------------------------------------------------
Advanced Refining Technologies GmbH
-----------------------------------------------------------------
Grace Darex GmbH
-----------------------------------------------------------------
Grace GP G.m.b.H.
-----------------------------------------------------------------
Grace Holding G.m.b.H.
-----------------------------------------------------------------
Grace Management GP G.m.b.H.
-----------------------------------------------------------------
Grace Silica GmbH
-----------------------------------------------------------------

                                                                      EXHIBIT 21
-----------------------------------------------------------------
COUNTRY/
SUBSIDIARY NAME
-----------------------------------------------------------------
GREECE
-----------------------------------------------------------------
Grace Hellas E.P.E.
-----------------------------------------------------------------
HONG KONG
-----------------------------------------------------------------
W. R. Grace (Hong Kong) Limited
-----------------------------------------------------------------
W. R. Grace Southeast Asia Holdings Limited
-----------------------------------------------------------------
HUNGARY
-----------------------------------------------------------------
Grace Ertekesito Kft.
-----------------------------------------------------------------
INDIA
-----------------------------------------------------------------
W. R. Grace & Co. (India) Private Limited
-----------------------------------------------------------------
INDONESIA
-----------------------------------------------------------------
PT. Grace Specialty Chemicals Indonesia
-----------------------------------------------------------------
IRELAND
-----------------------------------------------------------------
Amicon Ireland Limited
-----------------------------------------------------------------
Grace Construction Products (Ireland) Limited
-----------------------------------------------------------------
Trans-Meridian Insurance (Dublin) Ltd.
-----------------------------------------------------------------
ITALY
-----------------------------------------------------------------
W. R. Grace Italiana S.p.A.
-----------------------------------------------------------------
JAPAN
-----------------------------------------------------------------
Advanced Refining Technologies K.K.
-----------------------------------------------------------------
Grace Chemicals K.K.
-----------------------------------------------------------------
Grace Japan Kabushiki Kaisha
-----------------------------------------------------------------
KOREA
-----------------------------------------------------------------
Grace Korea Inc.
-----------------------------------------------------------------
MALAYSIA
-----------------------------------------------------------------
W. R. Grace (Malaysia) Sendiran Berhad
-----------------------------------------------------------------
W. R. Grace Specialty Chemicals (Malaysia) Sdn. Bhd.
-----------------------------------------------------------------
MEXICO
-----------------------------------------------------------------
Grace Container, S. A. de C. V.
-----------------------------------------------------------------
W. R. Grace Holdings, S. A. de C. V.
-----------------------------------------------------------------
NETHERLANDS
-----------------------------------------------------------------
Amicon B.V.
-----------------------------------------------------------------
Denac Nederland B.V.
-----------------------------------------------------------------
Storm van Bentem en Kluyver B.V.
-----------------------------------------------------------------
W. R. Grace B.V.
-----------------------------------------------------------------
NETHERLANDS ANTILLES
-----------------------------------------------------------------
W. R. Grace N.V.
-----------------------------------------------------------------
NEW ZEALAND
-----------------------------------------------------------------
Grace (New Zealand) Limited
-----------------------------------------------------------------
PHILIPPINES
-----------------------------------------------------------------
W. R. Grace (Philippines), Inc.
-----------------------------------------------------------------
POLAND
-----------------------------------------------------------------
Grace Sp. z o.o.
-----------------------------------------------------------------
RUSSIA
-----------------------------------------------------------------
Darex CIS LLC
-----------------------------------------------------------------
SINGAPORE
-----------------------------------------------------------------
W. R. Grace (Singapore) Private Limited
-----------------------------------------------------------------
SOUTH AFRICA
-----------------------------------------------------------------
Grace Davison (Proprietary) Limited
-----------------------------------------------------------------
W. R. Grace Africa (Pty.) Limited
-----------------------------------------------------------------

                                                                      EXHIBIT 21

-----------------------------------------------------------------
COUNTRY/
SUBSIDIARY NAME
-----------------------------------------------------------------
SPAIN
-----------------------------------------------------------------
Grace, S.A.
-----------------------------------------------------------------
Pieri Especialidades, S.L.
-----------------------------------------------------------------
SWEDEN
-----------------------------------------------------------------
Grace AB
-----------------------------------------------------------------
Grace Catalyst AB
-----------------------------------------------------------------
Grace Sweden AB
-----------------------------------------------------------------
SWITZERLAND
-----------------------------------------------------------------
Pieri S.A.
-----------------------------------------------------------------
TAIWAN
-----------------------------------------------------------------
W. R. Grace Taiwan, Inc.
-----------------------------------------------------------------
THAILAND
-----------------------------------------------------------------
W. R. Grace (Thailand) Limited
-----------------------------------------------------------------
UNITED KINGDOM
-----------------------------------------------------------------
A.A. Consultancy & Cleaning Company Limited
-----------------------------------------------------------------
Cormix Limited
-----------------------------------------------------------------
Borndear 1 Limited
-----------------------------------------------------------------
Borndear 2 Limited
-----------------------------------------------------------------
Borndear 3 Limited
-----------------------------------------------------------------
Chasmbridge Limited
-----------------------------------------------------------------
Darex UK Limited
-----------------------------------------------------------------
Emerson & Cuming (Trading) Ltd.
-----------------------------------------------------------------
Emerson & Cuming (UK) Ltd.
-----------------------------------------------------------------
Grace Construction Products Limited
-----------------------------------------------------------------
Pieri U.K. Limited
-----------------------------------------------------------------
Servicised Ltd.
-----------------------------------------------------------------
W. R. Grace Limited
-----------------------------------------------------------------
VENEZUELA
-----------------------------------------------------------------
Grace Venezuela, S.A.
-----------------------------------------------------------------
Inversiones GSC, S.A.
-----------------------------------------------------------------